SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 16, 2005
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                           ATLAS MINING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                             630 EAST MULLAN AVENUE
                             OSBURN, IDAHO 83849
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (208) 556-1181
                         -------------------------------
                         (Registrant's Telephone Number)

       IDAHO                         000-31380                82-0096527
--------------------------        --------------         -----------------
(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)             Identification No.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 16, 2005, a Settlement Agreement was entered into by, on one hand, James C. Sell, court appointed Receiver in Maricopa County Superior Court, case number CV 2004-024172 ("Receiver"), and on the other hand, William T. Jacobson ("Jacobson"), Atlas Mining Company ("Atlas" or "Company"), Clearwater Mines, Inc. ("Clearwater") and Park Copper & Gold Mining Company("Park")(Jacobson, Clearwater, Atlas and Park are collectively referred to as "Borrowers"). Jacobson is the President and a director of Atlas; and Jacobson is also the President and a director of both Clearwater and Park, each of which is a subsidiary of Atlas.
The Receiver and Borrowers (collectively referred to as the "Parties") agreed to resolve all disputes between them, including, but not limited to, those amounts currently outstanding pursuant to the Notes and Additional Documents executed by the Borrowers in furtherance of the three below-referenced transactions:

    A. On May 31, 2002, Jacobson and Atlas executed a Promissory Note in the principal amount of $345,507.59 in favor of Corporate Management Solutions as Trustee for the Trapper Creek, L.L.C. The Note is secured by secured by a Collateral Assignment of a Beneficial Interest in The Northwest Fir Properties Trust dated May 17, 2002. Pursuant to the terms of the Note, payment was due in full on or before May 31, 2003. Jacobson and Atlas failed to pay in accordance with the terms of the Note and there is currently due and owing the sum of $1,220,332.61, which amount represents outstanding principal, late fees and interest, and continues to accrue interest at the contract rate.

    B. On February 12, 2002, Jacobson and Clearwater executed a Promissory Note in the principal amount of $175,000 in favor of David Stocker as Trustee of the Clearwater Mines Trust dated February 12, 2002. The Note is secured by a Collateral Assignment of a Beneficial Interest in the Clearwater Trust dated February 12, 2002. Pursuant to the terms of the Note, payment was due in full on or before September 1, 2002. Jacobson and Clearwater failed to pay in accordance with the terms of the Note and there is currently due and owing the sum of $731,033.33, which amount represents outstanding principal, late fees and interest, and continues to accrue interest at the contract rate.

    C. On August 29, 2002 Jacobson and Park executed a Promissory Note in the principal amount of $86,100 in favor of American National Mortgage Partners, L.L.C. as Trustee of the 630 East Mullan Avenue Trust dated August 29, 2002. The Note is secured by a Collateral Assignment of a Beneficial Interest in the 603 East Mullan Avenue Trust dated August 29, 2002. Pursuant to the terms of the Note, payment was due in full on or before October 1, 2003. Jacobson and Park failed to pay in accordance with there terms of the Note. There is currently due and owing the sum of $286,095.23, which amount represents outstanding principal, late fees and interest, and continues to accrue at the contract rate.

  Each of the Borrowers executed additional documents in furtherance of these transactions, which included but were not limited to, Quit Claim Deeds, Assignments, and Deeds of Trust ("Additional Documents"). As a result of Borrowers' default under the aforementioned Notes, the Receiver has made demand upon the Borrowers for payment in full.

   By Court Order dated April 2, 2003, and subsequent amendment, James C. Sell was appointed as Receiver in an action filed by the Arizona Corporation Commission against, among other Defendants, American National Mortgage Partners, L.L.C; the 630 East Mullan Avenue Trust dated August 29, 2002; Trapper Creek, L.L.C.; Clearwater Mines Trust dated February 12, 2002 (the "Receivership Defendants") in Superior Court in Maricopa County, Arizona, case number CV 2003-005724. James Sell was appointed as Receiver for the "Receivership Assets" including the Notes and Additional Documents referenced herein which were executed in furtherance of the three above-referenced transactions.

  As part of the Settlement Agreement the Parties agreed that within 90 days of Receiver obtaining all necessary Court Orders in order to facilitate and to approve this settlement, Borrowers shall pay to the Receiver the sum of $406,000; and during the 90 day period, the outstanding balance shall accrue interest at 8% per annum, until paid in full. In addition to payment of the $406,000, Atlas agreed to deliver to the Receiver, for the benefit of the Receivership estate, 175,000 restricted shares of Atlas common stock, which shares shall have "piggyback" registration rights. Upon payment of the consideration described above, the Receiver shall r3elease the Borrowers from all claims that were or might have been asserted as a result of the Notes and Additional Documents.

  The parties further agreed that the Settlement Agreement shall not be enforceable as to the Receiver and/or the Receivership entities until such time as Orders approving this Agreement are entered in Case number CV2004-024172, Superior Court, Maricopa County, and Case numbers 03-03802 PHX-RJH and 03-03799 PHX-RJH, United States Bankruptcy Court, District of Arizona.





                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATLAS MINING COMPANY


                                    BY: /s/ WILLIAM T. JACOBSON, PRESIDENT
                                       -----------------------------------
                                             WILLIAM T. JACOBSON


DATE: February 22, 2005